UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 CambridgePark Drive Cambridge, Massachusetts	02140
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SYRS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 1, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

1.	The election of three Class III directors, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his successor has been duly elected and qualified.

Nominees	For	Withheld	Broker Non-Votes
S. Gail Eckhardt, M.D.	34,823,908	5,769,024	8,922,537
Marsha H. Fanucci	34,240,718	6,352,214	8,922,537
Nancy A. Simonian, M.D.	35,052,818	5,540,114	8,922,537

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For:	49,235,387
Against:	230,242
Abstain:	49,840

3.	The approval, on a non-binding, advisory basis, of the compensation paid to the Company’s named executive officers.

For:	38,974,415
Against:	1,485,752
Abstain:	132,765
Broker Non-Votes:	8,922,537

4.	The recommendation, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation paid to the Company’s named executive officers.

1 year:	40,070,182
2 years:	12,700
3 years:	388,088
Abstain:	121,962
Broker Non-Votes:	8,922,537

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s Board of Directors in favor of an annual stockholder advisory vote on the compensation of the Company’s named executive officers, the Company intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

Item 7.01	Regulation FD Disclosure.

From time to time, we intend to conduct meetings with third parties in which our current corporate slide presentation is presented. A copy of this slide presentation, dated June 2022, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Slide presentation dated June 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: June 7, 2022	By:	/s/ Nancy Simonian, M.D.
Nancy Simonian, M.D. President & Chief Executive Officer